Attachment to N-CEN Item G.1.b.ii. (KYN)

On or about August 6, 2018, the Registrant completed the issuance and sale, in a private placement, of $25 million aggregate liquidation preference of Series K Mandatory Redeemable Preferred Shares (“MRP Shares”) with a term redemption date of April 10, 2020, liquidation preference $25.00 per share and a dividend rate equal to 3.37% per annum. The Series K MRP Shares were issued in connection with the reorganization of Kayne Anderson Energy Development Company (“KED”) with and into the Registrant. Pursuant to the Agreement and Plan of Reorganization, KED preferred stockholders received the newly issued Series K MRP Shares as replacement for and on terms identical to their previously held KED Series A Shares.